Exhibit 1.1

UNDERWRITING AGREEMENT

Between

COCRYSTAL PHARMA, INC.

And

A.G.P./ALLIANCE GLOBAL PARTNERS

as Representative of the Several Underwriters

COCRYSTAL PHARMA, INC.

UNDERWRITING AGREEMENT

New York, New York

April 30, 2018

A.G.P./Alliance Global Partners

As Representative of the several Underwriters named on Schedule 1 attached hereto
590 Madison Avenue, 36th Floor

New York, New York 10022

Ladies and Gentlemen:

The undersigned, Cocrystal Pharma, Inc., a corporation formed under the laws of the State of Delaware (collectively, with its subsidiaries, including, without limitation, all entities disclosed or described in the Registration Statement (as hereinafter defined) as being subsidiaries of Cocrystal Pharma, Inc., the “Company”), hereby confirms its agreement (this “Agreement”) with A.G.P./Alliance Global Partners (hereinafter referred to as “you” (including its correlatives) or the “Representative”) and with the other underwriters named on Schedule 1 hereto for which the Representative is acting as representative (the Representative and such other underwriters being collectively called the “Underwriters” or, individually, an “Underwriter”) as follows:

1.	Purchase and Sale of Securities.

1.1 Firm Shares.

1.1.1 Nature and Purchase of Firm Shares.

(i) On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the several Underwriters, an aggregate of 4,210,527 shares (the “Firm Shares”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”).

(ii) The Underwriters, severally and not jointly, agree to purchase from the Company the number of Firm Shares set forth opposite their respective names on Schedule 1 attached hereto and made a part hereof consisting of 4,210,527 Firm Shares at a purchase price of $1.767 per Firm Share (93% of the per Firm Share offering price). The Firm Shares are to be offered initially to the public at the offering price set forth on the cover page of the Prospectus (as defined in Section 2.1.1 hereof). In addition, at the closing of the Firm Shares, the Underwriters shall credit the Company $40,000.

1

1.1.2 Firm Shares Payment and Delivery.

(i) Delivery and payment for the Firm Shares shall be made at 10:00 a.m., Eastern time, on the second (2nd) Business Day following the date of this Agreement or at such earlier time as shall be agreed upon by the Representative and the Company, at the offices of Sichenzia Ross Ference Kesner LLP, 1185 Avenue of the Americas, 37th Floor, New York, NY 10036 (“Representative Counsel”), or at such other place (or remotely by facsimile or other electronic transmission) as shall be agreed upon by the Representative and the Company. The hour and date of delivery and payment for the Firm Shares is called the “Closing Date.”

(ii) Payment for the Firm Shares shall be made on the Closing Date by wire transfer in Federal (same day) funds, payable to the order of the Company upon delivery of the certificates (in form and substance satisfactory to the Underwriters) representing the Firm Shares (or through the facilities of The Depository Trust Company (“DTC”)) for the account of the Underwriters. The Firm Shares shall be registered in such name or names and in such authorized denominations as the Representative may request in writing at least two (2) full Business Days prior to the Closing Date. The Company shall not be obligated to sell or deliver the Firm Shares except upon tender of payment by the Representative for all of the Firm Shares. The term “Business Day” means any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions are authorized or obligated by law to close in New York, New York.

1.2 Over-allotment Option.

1.2.1 Option Shares. For the purposes of covering any over-allotments in connection with the distribution and sale of the Firm Shares, the Company hereby grants to the Underwriters an option to purchase (i) up to 631,578 additional shares of Common Stock (the “Option Shares”) at a purchase price of $1.767 per one Option Share. The Firm Shares and the Option Shares are collectively referred to herein as the “Securities.” The offering and sale of the Securities is hereinafter referred to as the “Offering.” On the Option Closing Date, as defined, the Underwriters shall credit the Company $16,625.

1.2.2 Exercise of Option. The Over-allotment Option granted pursuant to Section 1.2.1 hereof may be exercised by the Representative as to all (at any time) or any part (from time to time) of the Option Shares within 45 days after the date of this Agreement. The Underwriters shall not be under any obligation to purchase any Option Shares prior to the exercise of the Over-allotment Option. The Over-allotment Option granted hereby may be exercised by the giving of oral notice to the Company from the Representative, which must be confirmed in writing by overnight mail or facsimile or other electronic transmission setting forth the number of Option Shares to be purchased and the date and time for delivery of and payment for the Option Shares (the “Option Closing Date”), which shall not be later than five (5) full Business Days after the date of the notice or such other time as shall be agreed upon by the Company and the Representative, at the offices of Representative Counsel, or at such other place (including remotely by facsimile or other electronic transmission) as shall be agreed upon by the Company and the Representative. If such delivery and payment for the Option Shares does not occur on the Closing Date, the Option Closing Date will be as set forth in the notice. Upon exercise of the Over-allotment Option with respect to all or any portion of the Option Shares, subject to the terms and conditions set forth herein, (i) the Company shall become obligated to sell to the Underwriters the number of Option Shares specified in such notice and (ii) each of the Underwriters, acting severally and not jointly, shall purchase that portion of the total number of Option Shares then being purchased as set forth in Schedule 1 opposite the name of such Underwriter.

2

1.2.3 Payment and Delivery. Payment for the Option Shares shall be made on the Option Closing Date by wire transfer in Federal (same day) funds, payable to the order of the Company upon delivery of the certificates (in form and substance satisfactory to the Underwriters) representing the Option Shares (or through the facilities of DTC) for the account of the Underwriters. The Option Shares shall be registered in such name or names and in such authorized denominations as the Representative may request in writing at least two (2) full Business Days prior to the Option Closing Date. The Company shall not be obligated to sell or deliver the Option Shares except upon tender of payment by the Representative for applicable Option Shares. The Option Closing Date may be simultaneous with, but not earlier than, the Closing Date; and in the event that such time and date are simultaneous with the Closing Date, the term “Closing Date” shall refer to the time and date of delivery of the Firm Shares and Option Shares.

1.3 Representative’s Warrant.

1.3.1 Purchase Warrants. The Company hereby agrees to issue and sell to the Representative (and/or its designees) on the Closing Date an option (“Representative’s Warrant”) for the purchase of an aggregate of 84,211 shares of Common Stock, representing 2% of the number of shares of Common Stock represented by the Firm Shares sold in the Offering. The Representative’s Warrant, in the form attached hereto as Exhibit A, shall be exercisable, in whole or in part, commencing on a date which is one hundred and eighty (180) days after the Applicable Time (as defined below) and expiring on the four-year anniversary of the initial exercise date at an initial exercise price per share of Common Stock of $2.09, which is equal to 110% of the initial public offering price of the Firm Shares. The Representative’s Warrant and the shares of Common Stock issuable upon exercise thereof are hereinafter referred to together as the “Representative’s Securities.” The Representative understands and agrees that there are significant restrictions pursuant to FINRA Rule 5110 against transferring the Representative’s Warrant and the underlying shares of Common Stock during the one hundred eighty (180) days after the Applicable Time (as defined below) and by its acceptance thereof shall agree that it will not sell, transfer, assign, pledge or hypothecate the Representative’s Warrant, or any portion thereof, or be the subject of any hedging, short sale, derivative, put or call transaction that would result in the effective economic disposition of such securities for a period of one hundred eighty (180) days following the Applicable Time (as defined below) to anyone other than (i) an Underwriter or a selected dealer in connection with the Offering, or (ii) a bona fide officer or partner of the Representative or of any such Underwriter or selected dealer; and only if any such transferee agrees to the foregoing lock-up restrictions.

3

1.3.2 Delivery. Delivery of the Representative’s Warrant shall be made on the Closing Date and shall be issued in the name or names and in such authorized denominations as the Representative may request.

2. Representations and Warranties of the Company. The Company represents and warrants to the Underwriters as of the Applicable Time (as defined below), as of the Closing Date and as of the Option Closing Date, if any, as follows:

2.1 Filing of Registration Statement.

2.1.1 Pursuant to the Securities Act. The Company has filed with the U.S. Securities and Exchange Commission (the “Commission”) a “shelf” registration statement on Form S-3 (File No. 333-220632), including any related prospectus or prospectuses, which registration statement was declared effective on October 10, 2017, for the registration of the sale of certain securities of the Company, including the Securities, under the Securities Act of 1933, as amended (the “Securities Act”), which registration statement was prepared by the Company in all material respects in conformity with the requirements of the Securities Act and the rules and regulations of the Commission promulgated thereunder (the “Securities Act Regulations”) and contains and will contain all material statements that are required to be stated therein in accordance with the Securities Act and the Securities Act Regulations. Except as the context may otherwise require, such registration statement on file with the Commission at any given time, including any amendments thereto at such time, the exhibits and schedules thereto at such time, documents filed as a part thereof or incorporated pursuant to Item 12 of Form S-3 under the Securities Act at such time and the documents and information otherwise deemed to be a part thereof or included therein pursuant to Rule 430B of the Securities Act Regulations (the “Rule 430B Information”) or otherwise pursuant to the Securities Act Regulations at such time, is referred to herein as the “Registration Statement”. The Registration Statement at the time it originally became effective is referred to herein as the “Initial Registration Statement.” If the Company files any registration statement with the Commission pursuant to Rule 462(b) of the Securities Act Regulations relating to the Securities, then, after such filing, any reference herein to the Registration Statement shall also be deemed to include such registration statement filed pursuant to Rule 462(b).

The prospectus in the form in which it was filed with the Commission in connection with the Initial Registration Statement is herein called the “Base Prospectus.” Each preliminary prospectus supplement to the Base Prospectus (including the Base Prospectus as so supplemented) that described the Securities and the Offering and omitted Rule 430B Information and that was used prior to the filing of the final prospectus supplement referred to in the following paragraph is herein called a “Preliminary Prospectus.”

Promptly after the execution and delivery of this Agreement, the Company will prepare and file with the Commission a final prospectus supplement to the Base Prospectus relating to the Securities and the Offering in accordance with the provisions of Rule 430B (“Rule 430B”) and Rule 424(b) (“Rule 424(b)”) of the Securities Act Regulations. Such final prospectus supplement (including the Base Prospectus as so supplemented), in the form filed with the Commission pursuant to Rule 424(b) under the Securities Act is herein called the “Prospectus.”

4

Any reference in this Agreement to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated or deemed incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Commission promulgated thereunder (the “Exchange Act Regulations”), on or before the date of this Agreement, or the issue date of the Base Prospectus, any Preliminary Prospectus or the Prospectus, as the case may be; and any reference in this Agreement to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Base Prospectus, any Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference. All references in this Agreement to financial statements and schedules and any other information which is “contained, “included,” “described,” “referenced,” “set forth” or “stated” in the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and any other information which is or is deemed to be incorporated by reference in the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Prospectus, as the case may be.

“Applicable Time” means 9:00 p.m., Eastern Time, on the date of this Agreement.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the Securities Act Regulations (“Rule 433”), including without limitation any “free writing prospectus” (as defined in Rule 405 of the Securities Act Regulations) relating to the Securities that is (i) required to be filed with the Commission by the Company, (ii) a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (iii) exempt from filing with the Commission pursuant to Rule 433(d)(5)(i) because it contains a description of the Securities or of the Offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors (other than a “bona fide electronic road show,” as defined in Rule 433 (the “Bona Fide Electronic Road Show”)), as evidenced by its being specified in Schedule 2-B hereto.

“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

“Pricing Disclosure Package” means any Issuer General Use Free Writing Prospectus issued at or prior to the Applicable Time, the Preliminary Prospectus dated April 3, 2018 and the information included on Schedule 2-A hereto, all considered together.

5

2.1.2 Pursuant to the Exchange Act. The shares of Common Stock are registered pursuant to Section 12(b) under the Exchange Act. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the shares of Common Stock under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration.

2.1.3 S-3 Eligibility. The Company and the transactions contemplated by this Agreement meet the requirements for, and comply with the conditions for the use of, Form S-3 under the Securities Act, including but not limited to Instruction I.B.6 of Form S-3. The aggregate market value of the outstanding voting and non-voting common equity (as defined in Rule 405 of the Securities Act Regulations) of the Company held by persons other than affiliates of the Company (pursuant to Rule 144 of the Securities Act Regulations, those that directly, or indirectly through one or more intermediaries, control, or are controlled by, or are under common control with, the Company) (the “Non-Affiliate Shares”), was equal to or greater than $62,387,567 (calculated by multiplying (x) the highest price at which the common equity of the Company closed on the Exchange (as defined below) within 60 days of the date of this Agreement times (y) the number of Non-Affiliate Shares). The Company is not a shell company (as defined in Rule 405 of the Securities Act Regulations) and has not been a shell company for at least 12 calendar months previously and if it has been a shell company at any time previously, has filed current Form 10 information (as defined in Instruction I.B.6 of Form S-3) with the Commission at least 12 calendar months previously reflecting its status as an entity that is not a shell company.

2.2 Stock Exchange Listing. The shares of Common Stock are listed on the Nasdaq Capital Market (the “Exchange”), and the Company has taken no action designed to, or likely to have the effect of, delisting the shares of Common Stock from the Exchange, nor has the Company received any notification that the Exchange is contemplating terminating such listing except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus. The Company has filed an application for the Listing of Additional Shares with the Exchange to list the Securities.

2.3 No Stop Orders, etc. Neither the Commission nor, to the Company’s knowledge, any state regulatory authority has issued any order preventing or suspending the use of the Registration Statement, any Preliminary Prospectus or the Prospectus or has instituted or, to the Company’s knowledge, threatened to institute, any proceedings with respect to such an order. The Company has complied with each request (if any) from the Commission for additional information.

2.4 Disclosures in Registration Statement.

2.4.1 Compliance with Securities Act and 10b-5 Representation.

(i) Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective (including each deemed effective date with respect to the Underwriters pursuant to Rule 430B or otherwise under the Securities Act), complied in all material respects with the requirements of the Securities Act and the Securities Act Regulations. Each Preliminary Prospectus, including the Base Prospectus filed as part of the Registration Statement as originally filed or as part of any amendment or supplement thereto, and the Prospectus, at the time each was filed or will be filed with the Commission, complied or will comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations. Each Preliminary Prospectus delivered to the Underwriters for use in connection with this Offering and the Prospectus was or will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

6

(ii) Neither the Registration Statement nor any amendment thereto, at its effective time, as of the Applicable Time, at the Closing Date or at any Option Closing Date (if any), contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(iii) The Pricing Disclosure Package, as of the Applicable Time, as of the date of this Agreement, at the Closing Date or at any Option Closing Date (if any), did not, does not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Limited Use Free Writing Prospectus hereto does not conflict with the information contained in the Registration Statement, any Preliminary Prospectus or the Prospectus, and each such Issuer Limited Use Free Writing Prospectus, as supplemented by and taken together with the Prospectus as of the Applicable Time, did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(iv) Neither the Prospectus nor any amendment or supplement thereto (including any prospectus wrapper), as of its issue date, at the time of any filing with the Commission pursuant to Rule 424(b), at the Closing Date or at any Option Closing Date, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to the Underwriters’ Information; and

(v) The documents incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and none of such documents contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

7

(vi) Provided, however, that the representations and warranties made in this Section 2.4.1 shall not apply to statements made or statements omitted in reliance upon and in conformity with written information furnished to the Company with respect to the Underwriters by the Representative expressly for use in the Registration Statement, the Pricing Disclosure Package, any Preliminary Prospectus or the Prospectus or any amendment thereof or supplement thereto. The parties acknowledge and agree that such information provided by or on behalf of any Underwriter consists solely of the following disclosure contained in the “Underwriting” section of the Prospectus: (a) the concession information in the fifth paragraph and (B) the sections titled “Electronic Offer, Sale and Distribution of Shares,” “Stabilization” and “Passive Market Making” (the “Underwriters’ Information”).

2.4.2 Disclosure of Agreements. The agreements and documents described in the Registration Statement, the Pricing Disclosure Package and the Prospectus conform in all material respects to the descriptions thereof contained or incorporated by reference therein, and there are no agreements or other documents required by the Securities Act and the Securities Act Regulations to be described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or to be filed with the Commission as exhibits to the Registration Statement or to be incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, that have not been so described or filed or incorporated by reference. Each agreement or other instrument (however characterized or described) to which the Company is a party or by which it is or may be bound or affected and (i) that is referred to or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, or (ii) is material to the Company’s business, has been duly authorized and validly executed by the Company, is in full force and effect in all material respects and is enforceable against the Company and, to the Company’s knowledge, the other parties thereto, in accordance with its terms, except (x) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (y) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws, and (z) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. None of such agreements or instruments has been assigned by the Company, and neither the Company nor, to the Company’s knowledge, any other party is in default thereunder and, to the Company’s knowledge, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a default thereunder. To the best of the Company’s knowledge, performance by the Company of the material provisions of such agreements or instruments will not result in a violation of any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its assets or businesses (each, a “Governmental Entity”), including, without limitation, those relating to environmental laws and regulations.

8

2.4.3 Prior Securities Transactions. No securities of the Company have been sold by the Company or by or on behalf of any person or persons controlling, controlled by or under common control with the Company, except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

2.4.4 Regulations. The disclosures in the Registration Statement, the Pricing Disclosure Package and the Prospectus concerning the effects of federal, state, local and all foreign regulation on the Company’s business as currently contemplated are correct in all material respects and no other such regulations are required to be disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus which are not so disclosed.

2.4.5 No Other Distribution of Offering Materials. The Company has not, directly or indirectly, distributed and will not distribute any offering material in connection with the Offering other than any Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus and other materials, if any, permitted under the Securities Act and consistent with Section 3.2 below.

2.5 Changes After Dates in Registration Statement.

2.5.1 No Material Adverse Effect. Since the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except as otherwise specifically stated therein: (i) there has been no Material Adverse Effect in the financial position or results of operations of the Company, nor any change or development that, singularly or in the aggregate, would involve a Material Adverse Effect (as defined below); (ii) there have been no material transactions entered into by the Company, other than as contemplated pursuant to this Agreement; and (iii) no officer or director of the Company has resigned from any position with the Company. As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any nor any of its direct or indirect subsidiaries, including each entity disclosed or described in the Registration Statement, the Pricing Disclosure Package and the Prospectus as being a subsidiary of the Company (each, a “Subsidiary” and, collectively, the “Subsidiaries”), individually or taken as a whole, (ii) the transactions contemplated hereby or in any of the other agreements or instruments to be entered into in connection herewith or (iii) the authority or ability of the Company or any of its Subsidiaries to perform any of their respective obligations under this Agreement or any of the other agreements or instruments to be entered into in connection herewith.

2.5.2 Recent Securities Transactions, etc. Subsequent to the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package and the Prospectus, and except as may otherwise be indicated or contemplated herein or disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company has not: (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money; or (ii) declared or paid any dividend or made any other distribution on or in respect to its capital stock.

9

2.6 Disclosures in Commission Filings. None of the Company’s filings with the Commission contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and the Company has made all filings with the Commission required under the Exchange Act and the Exchange Act Regulations.

2.7 Independent Accountants. To the knowledge of the Company, BDO USA, LLP (the “Auditor”), whose report is filed with the Commission and included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, is an independent registered public accounting firm as required by the Securities Act and the Securities Act Regulations and the Public Company Accounting Oversight Board. The Auditor has not, during the periods covered by the financial statements included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act.

2.8 Financial Statements, etc. The financial statements, including the notes thereto and supporting schedules included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, fairly present in all material respects the financial position and the results of operations of the Company at the dates and for the periods to which they apply; and such financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”), consistently applied throughout the periods involved (provided that unaudited interim financial statements are subject to year-end audit adjustments that are not expected to be material in the aggregate and do not contain all footnotes required by GAAP); and the supporting schedules included in the Registration Statement, the Pricing Disclosure Package and the Prospectus fairly present in all material respects the information required to be stated therein. Except as included therein, no historical or pro forma financial statements are required to be included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package or the Prospectus under the Securities Act, the Securities Act Regulations, the Exchange Act or the Exchange Act Regulations. The pro forma and pro forma as adjusted financial information and the related notes, if any, included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus have been properly compiled and prepared in all material respects in accordance with the applicable requirements of the Securities Act, the Securities Act Regulations, the Exchange Act and the Exchange Act Regulations and fairly present in all material respects the information shown therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. All disclosures contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus, or incorporated or deemed incorporated by reference therein, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission), if any, comply in all material respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Securities Act, to the extent applicable. Each of the Registration Statement, the Pricing Disclosure Package and the Prospectus discloses all material off-balance sheet transactions, arrangements, obligations (including contingent obligations), and other relationships of the Company with unconsolidated entities or other persons that may have a material current or future effect on the Company’s financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (a) neither the Company nor any of its direct or indirect subsidiaries, including each entity disclosed or described in the Registration Statement, the Pricing Disclosure Package and the Prospectus as being a Subsidiary, has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions other than in the ordinary course of business, (b) the Company has not declared or paid any dividends or made any distribution of any kind with respect to its capital stock, (c) there has not been any change in the capital stock of the Company or any of its Subsidiaries, other than in the ordinary course of business, (d) the Company has not made any grants under any stock compensation plan, and (e) there has not been any Material Adverse Effect in the Company’s long-term or short-term debt.

10

2.9 Authorized Capital; Options, etc. The Company had, at the date or dates indicated in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the duly authorized, issued and outstanding capitalization as set forth therein. Based on the assumptions stated in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company will have on the Closing Date the adjusted stock capitalization set forth therein. Except as set forth in, or contemplated by, the Registration Statement, the Pricing Disclosure Package and the Prospectus, as of the Applicable Time and on the Closing Date and any Option Closing Date, there will be no stock options, warrants, or other rights to purchase or otherwise acquire any authorized, but unissued shares of Common Stock of the Company or any security convertible or exercisable into shares of Common Stock of the Company, or any contracts or commitments to issue or sell shares of Common Stock or any such options, warrants, rights or convertible securities.

2.10 Valid Issuance of Securities, etc.

2.10.1 Outstanding Securities. All issued and outstanding securities of the Company issued prior to the transactions contemplated by this Agreement have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights, rights of first refusal or rights of participation of any holders of any security of the Company or similar contractual rights granted by the Company. The authorized shares of Common Stock conform in all material respects to all statements relating thereto contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus. The offers and sales of the outstanding shares of Common Stock, options, warrants and other rights to purchase or exchange such securities for shares of Common Stock were at all relevant times either registered under the Securities Act and the applicable state securities or “blue sky” laws or, based in part on the representations and warranties of the purchasers of such securities, exempt from such registration requirements. The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, accurately and fairly present, in all material respects, the information required to be shown with respect to such plans, arrangements, options and rights.

11

2.10.2 Securities Sold Pursuant to this Agreement. The Firm Shares and Option Shares have been duly authorized for issuance and sale and, when issued and paid for, will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders; the Securities are not and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company; and all corporate action required to be taken for the authorization, issuance and sale of the Firm Shares and the Option Shares has been duly and validly taken. The Securities conform in all material respects to all statements with respect thereto contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus. All corporate action required to be taken for the authorization, issuance and sale of the Representative’s Warrant has been duly and validly taken; the shares of Common Stock issuable upon exercise of the Representative’s Warrant have been duly authorized and reserved for issuance by all necessary corporate action on the part of the Company and when paid for and issued in accordance with the Representative’s Warrant, the underlying shares of Common Stock will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders; and such shares of Common Stock are not and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. No approval of the stockholders of the Company under the rules and regulations of the Commission or any other applicable law is required for the Company to issue and deliver the Securities to the Underwriters.

2.11 Registration Rights of Third Parties. Except as set forth on Schedule 2.11 or in the Registration Statement, the Pricing Disclosure Package and the Prospectus, since January 1, 2014 and, to the knowledge of the Company prior to January 1, 2014, no holders of any securities of the Company or any rights exercisable for or convertible or exchangeable into securities of the Company have the right to require the Company to register any such securities of the Company under the Securities Act or to include any such securities in a registration statement to be filed by the Company.

2.12 Validity and Binding Effect of Agreements. This Agreement and the Representative’s Warrant have been duly and validly authorized by the Company, and when executed and delivered, will constitute, the valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws; (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought and (iv) to the extent that the registration rights listed on Schedule 2.11 conflict with the Representative’s Warrant.

12

2.13 No Conflicts, etc. Except as provided in Sections 2.11 and 2.12, the execution, delivery and performance by the Company of this Agreement, and the Representative’s Warrant and all ancillary documents, the consummation by the Company of the transactions herein and therein contemplated and the compliance by the Company with the terms hereof and thereof do not and will not, with or without the giving of notice or the lapse of time or both: (i) result in a material breach of, or conflict with any of the material terms and provisions of, or constitute a material default under, or result in the creation, modification, termination or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement or any other agreement or instrument to which the Company is a party; (ii) result in any violation of the provisions of the Company’s Amended and Restated Certificate of Incorporation (as the same may be amended or restated from time to time, the “Charter”) or the by-laws of the Company; or (iii) violate any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Entity as of the date hereof.

2.14 No Defaults; Violations. No material default exists in the due performance and observance of any term, covenant or condition of any material license, contract, indenture, mortgage, deed of trust, note, loan or credit agreement, or any other agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the properties or assets of the Company is subject. Except as set forth on Schedule 2.14, the Company is not in violation of any term or provision of its Charter or by-laws, or in violation of any material franchise, license, permit, applicable law, rule, regulation, judgment or decree of any Governmental Entity.

2.15 Corporate Power; Licenses; Consents.

2.15.1 Conduct of Business. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company has all requisite corporate power and authority, and has all necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies that it needs as of the date hereof to conduct its business purpose as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

2.15.2 Transactions Contemplated Herein. The Company has all corporate power and authority to enter into this Agreement and to carry out the provisions and conditions hereof, and all consents, authorizations, approvals and orders required in connection therewith have been obtained. No consent, authorization or order of, and no filing with, any court, government agency or other body is required for the valid issuance, sale and delivery of the Securities and the consummation of the transactions and agreements contemplated by this Agreement and the Representative’s Warrant and as contemplated by the Registration Statement, the Pricing Disclosure Package and the Prospectus, except with respect to applicable federal and state securities laws and the rules and regulations of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

2.16 D&O Questionnaires. To the Company’s knowledge, all information contained in the questionnaires (the “Questionnaires”) completed by each of the Company’s directors and officers immediately prior to the Offering (the “Insiders”) as supplemented by all information concerning the Company’s directors, officers and principal stockholders as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, as well as in the Lock-Up Agreement (as defined in Section 2.26 below), provided to the Underwriters, is true and correct in all material respects and the Company has not become aware of any information which would cause the information disclosed in the Questionnaires to become materially inaccurate and incorrect.

13

2.17 Litigation; Governmental Proceedings. There is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental proceeding pending or, to the Company’s knowledge, threatened against, or involving the Company or, to the Company’s knowledge, any executive officer or director which has not been disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus or in connection with the Company’s listing application for the listing of the Common Stock on the Exchange, in each case except as could not be expected to result in a Material Adverse Effect.

2.18 Good Standing. The Company has been duly organized and is validly existing as a corporation and is in good standing under the laws of the State of Delaware as of the date hereof, and is duly qualified to do business and is in good standing in each other jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to qualify, singularly or in the aggregate, would not have or reasonably be expected to result in a Material Adverse Effect.

2.19 Insurance. The Company carries or is entitled to the benefits of insurance, with reputable insurers, in such amounts and covering such risks which the Company believes are adequate, and all such insurance is in full force and effect. The Company has no reason to believe that it will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Effect.

2.20 Transactions Affecting Disclosure to FINRA.

2.20.1 Finder’s Fees. Except as described in the Registration Statement, the Pricing Disclosure Package, and the Prospectus, there are no claims, payments, arrangements, agreements or understandings relating to the payment of a finder’s, consulting or origination fee by the Company or any Insider with respect to the sale of the Securities hereunder or any other arrangements, agreements or understandings of the Company or, to the Company’s knowledge, any of its stockholders that may affect the Underwriters’ compensation, as determined by FINRA.

2.20.2 Payments Within Twelve (12) Months. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company has not made any direct or indirect payments (in cash, securities or otherwise) to: (i) any person, as a finder’s fee, consulting fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company in a manner that may affect the Underwriters’ compensation as determined by FINRA; (ii) any FINRA member; or (iii) any person or entity that has any direct or indirect affiliation or association with any FINRA member, within the twelve (12) months prior to the date of this Agreement, other than the payment to the Underwriters as provided hereunder in connection with the Offering.

14

2.20.3 Use of Proceeds. None of the net proceeds of the Offering will be paid by the Company to any participating FINRA member or its affiliates, except as specifically authorized herein.

2.20.4 FINRA Affiliation. There is no (i) officer or director of the Company, (ii) beneficial owner of 5% or more of any class of the Company’s securities or (iii) beneficial owner of the Company’s unregistered equity securities which were acquired during the 180-day period immediately preceding the filing of the Registration Statement that is an affiliate or associated person of a FINRA member participating in the Offering (as determined in accordance with the rules and regulations of FINRA). Except as provided in Schedule 2.20.4, neither the Company nor any of its affiliates (within the meaning of FINRA’s Conduct Rule 5121(f)(1)) directly or indirectly controls, is controlled by, or is under common control with, or is an associated person (within the meaning of Article 1, Section 1(ee) of the By-Laws of FINRA) of, any member of FINRA.

2.20.5 Information. All information provided by the Company in its FINRA questionnaire to Representative Counsel specifically for use by Representative Counsel in connection with its Public Offering System filings (and related disclosure) with FINRA is true, correct and complete in all material respects.

2.21 Foreign Corrupt Practices Act. None of the Company and its Subsidiaries or, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company and its Subsidiaries or any other person acting on behalf of the Company and its Subsidiaries, has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) that (i) might subject the Company to any material damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) if not given in the past, might have had a Material Adverse Effect or (iii) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company. The Company has taken reasonable steps to ensure that its accounting controls and procedures are sufficient to cause the Company to comply in all material respects with the Foreign Corrupt Practices Act of 1977, as amended.

2.22 Compliance with OFAC. None of the Company and its Subsidiaries or, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company and its Subsidiaries or any other person acting on behalf of the Company and its Subsidiaries, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), and the Company will not, directly or indirectly, use the proceeds of the Offering hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

15

2.23 Money Laundering Laws. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any Governmental Entity involving the Company with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

2.24 [Intentionally Omitted.]

2.25 Officers’ Certificate. Any certificate signed by any duly authorized officer of the Company and delivered to you or to Representative Counsel shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

2.26 Lock-Up Agreements. Schedule 3 hereto contains a complete and accurate list of the Company’s officers and directors and to, our knowledge, beneficial owners of 5% or more of the Common Stock (collectively, the “Lock-Up Parties”). The Company has caused each of the Lock-Up Parties to deliver to the Representative an executed Lock-Up Agreement, in the form attached hereto as Exhibit B (the “Lock-Up Agreement”), prior to the execution of this Agreement.

2.27 Subsidiaries. All direct and indirect Subsidiaries of the Company are duly organized and in good standing under the laws of the place of organization or incorporation, and each Subsidiary is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to qualify would not have a material adverse effect on the assets, business or operations of the Company taken as a whole. The Company’s ownership and control of each Subsidiary is as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

2.28 Related Party Transactions.

2.28.1 Business Relationships. There are no business relationships or related party transactions involving the Company, its Subsidiaries or any other person required to be described in the Registration Statement, the Pricing Disclosure Package and the Prospectus that have not been described as required.

2.28.2 No Relationships with Customers and Suppliers. No relationship, direct or indirect, exists between or among the Company and its Subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company and its Subsidiaries, or any of the Company’s or its Subsidiaries’ affiliates (as defined in Rule 405 of the Securities Act), on the other hand, which is required to be described in the Pricing Disclosure Package and the Prospectus or a document incorporated by reference therein and which is not so described.

16

2.28.3 No Unconsolidated Entities. There are no transactions, arrangements or other relationships between and/or among the Company or its affiliates (as such term is defined in Rule 405 of the Securities Act) and any unconsolidated entity, including, but not limited to, any structured finance, special purpose or limited purpose entity that could reasonably be expected to materially affect the Company’s liquidity or the availability of or requirements for its capital resources required to be described in the Pricing Disclosure Package and the Prospectus or a document incorporated by reference therein which have not been described as required.

2.28.4 No Loans or Advances to Affiliates. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

2.29 Board of Directors. The Board of Directors of the Company is comprised of the persons set forth in the Company’s Exchange Act filings. The qualifications of the persons serving as board members and the overall composition of the board comply with the Exchange Act, the Exchange Act Regulations, the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder (the “Sarbanes-Oxley Act”) applicable to the Company and the listing rules of the Exchange. At least one member of the Audit Committee of the Board of Directors of the Company qualifies as an “audit committee financial expert,” as such term is defined under Regulation S-K and the listing rules of the Exchange. In addition, at least a majority of the persons serving on the Board of Directors qualify as “independent,” as defined under the listing rules of the Exchange.

2.30 Sarbanes-Oxley Compliance.

2.30.1 Disclosure Controls. Except as disclosed in the Company’s Exchange Act filings, the Company has developed and currently maintains disclosure controls and procedures that will comply with Rule 13a-15 or 15d-15 under the Exchange Act Regulations, and such controls and procedures are effective to ensure that all material information concerning the Company will be made known on a timely basis to the individuals responsible for the preparation of the Company’s Exchange Act filings and other public disclosure documents.

2.30.2 Compliance. Except as provided in the Company’s Exchange Act filings, the Company is, or at the Applicable Time and on the Closing Date will be, in material compliance with the provisions of the Sarbanes-Oxley Act applicable to it, and has implemented or will implement such programs and taken reasonable steps to ensure the Company’s future compliance (not later than the relevant statutory and regulatory deadlines therefor) with all of the material provisions of the Sarbanes-Oxley Act.

17

2.31 Accounting Controls. Except as disclosed in Section 2.30.1, the Company and its Subsidiaries maintain systems of “internal control over financial reporting” (as defined under Rules 13a-15 and 15d-15 under the Exchange Act Regulations) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Form 10-K incorporated by reference in the Registration Statement, the Pricing Disclosure Package or the Prospectus, the Company is not aware of any material weaknesses in its internal controls. The Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are known to the Company’s management and that have adversely affected or are reasonably likely to adversely affect the Company’ ability to record, process, summarize and report financial information; and (ii) any fraud known to the Company’s management, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

2.32 No Investment Company Status. The Company is not and, after giving effect to the Offering and the application of the proceeds thereof as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, will not be, required to register as an “investment company,” as defined in the Investment Company Act of 1940, as amended.

2.33 No Labor Disputes. No labor dispute with the employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company, is contemplated or threatened and the Company is not aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of the Company’s or any of the Subsidiaries’ principal suppliers, manufacturers, contractors or customers, in each case except as could not reasonably be expected to have a Material Adverse Effect.

18

2.34 Intellectual Property Rights. The Company and each of its Subsidiaries owns, possesses, can acquire on what it believes to be reasonable terms, or has valid, binding, enforceable, and sufficient rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, formulae, inventions, customer lists, technology, know-how, trade secrets and similar rights including, without limitation (a) all computer programs and other software, whether in source code, object code or other form, including (i) software implementations of algorithms, models and methodologies, including libraries and subroutines, (ii) databases and other compilations and collections of data or information, including all data and information included therein, (iii) descriptions, flow-charts, architectures, development tools and other materials used to design or develop any of the foregoing and (iv) all documentation, including development, diagnostic, support, user and training documentation related to any of the foregoing and (b) all systems, procedures, methods, technologies, algorithms, designs, data, unpatentable discoveries and inventions and any other information meeting the definition of a trade secret under the Uniform Trade Secrets Act or similar laws (collectively, “Intellectual Property Rights”) necessary for the conduct of the business of the Company and its Subsidiaries as currently carried on and as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus. To the knowledge of the Company, no action or use by the Company or any of its Subsidiaries necessary for the conduct of its business as currently carried on and as described in the Registration Statement and the Prospectus will involve or give rise to any infringement of, or license or similar fees for, any Intellectual Property Rights of others. Neither the Company nor any of its Subsidiaries has received any notice alleging any such infringement, fee or conflict with asserted Intellectual Property Rights of others. To the knowledge of the Company, there is no infringement, misappropriation or violation by third parties of any of the Intellectual Property Rights owned by the Company. There is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the rights of the Company in or to any such Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim, that would, individually or in the aggregate, together with any other claims in this Section 2.34, reasonably be expected to result in a Material Adverse Effect. The Intellectual Property Rights owned and licensed by the Company and its Subsidiaries have not been adjudged by a court of competent jurisdiction invalid or unenforceable, in whole or in part, and there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim that would, individually or in the aggregate, together with any other claims in this Section 2.34, reasonably be expected to result in a Material Adverse Effect. There is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company or any of its Subsidiaries infringes, misappropriates or otherwise violates any Intellectual Property Rights or other proprietary rights of others, the Company has not received any written notice of such claim and the Company is unaware of any other facts which would form a reasonable basis for any such claim that would, individually or in the aggregate, together with any other claims in this Section 2.34, reasonably be expected to result in a Material Adverse Effect. To the Company’s knowledge, no employee of the Company or its Subsidiaries is in or has ever been in violation in any material respect of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company or its Subsidiaries, or actions undertaken by the employee while employed with the Company or its Subsidiaries and could reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect. To the knowledge of the Company, the Company’s owned and licensed patents are valid and enforceable and the U.S. patents owned and licensed by the Company are entitled to a statutory presumption of validity. To the knowledge of the Company, none of the patents owned or licensed by the Company are unenforceable or invalid. The Company, and to the Company’s knowledge its patent counsel, have complied with the duty of candor and good faith in dealing with the U.S. Patent and Trademark Office and any similar duties in dealing with similar foreign intellectual property office. There are no material defects in the preparation and filing of any of the Company’s owned or licensed patents and patent applications. To the Company’s knowledge, all material technical information developed by and belonging to the Company and its Subsidiaries which has not been patented has been kept confidential or is unpatentable. The Company is not a party to or bound by any options, licenses or agreements with respect to the Intellectual Property Rights of any other person or entity that are required to be set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus and are not described therein. The Registration Statement, the Pricing Disclosure Package and the Prospectus contain in all material respects the same description of each license and royalty obligation set forth therein. The Company is not obligated to pay a royalty, grant a license, or provide other consideration to any third party in connection with the Company’s Intellectual Property Rights other than as disclosed in the Registration Statement and the Prospectus. Except as set forth on Schedule 2.34, the Company has not breached any contract in connection with any of Company’s Intellectual Property Rights. No breach has a Material Adverse Effect. None of the technology employed by the Company or its Subsidiaries has been obtained or is being used by the Company or its Subsidiaries in violation of any contractual obligation binding on the Company and its Subsidiaries or, to the Company’s knowledge, any of its officers, directors or employees, or otherwise in violation of the rights of any persons. The Company and its Subsidiaries have taken reasonable steps necessary to secure interests in the intellectual property developed by their employees, consultants, agents and contractors in the course of their service to the Company, including the execution of valid assignment and non-disclosure agreements for the benefit of the Company or its Subsidiaries by such employees, consultants, agents and contractors under which they have assigned, to the Company or its Subsidiaries, all of their right, title and interest in and to any Intellectual Property Rights developed by them in the course of their service to the Company or its Subsidiaries and used in or related to the business of the Company or its Subsidiaries, subject to applicable law.

2.35 Taxes. Each of the Company and its Subsidiaries has filed all returns (as hereinafter defined) required to be filed with taxing authorities prior to the date hereof or has duly obtained extensions of time for the filing thereof. Each of the Company and its Subsidiaries has paid all taxes (as hereinafter defined) shown as due on such returns that were filed and has paid all taxes imposed on or assessed against the Company or such respective Subsidiary or made adequate provision therefor as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus. The provisions for taxes payable, if any, shown on the financial statements filed with or as part of the Registration Statement are sufficient for all accrued and unpaid taxes, whether or not disputed, and for all periods to and including the dates of such consolidated financial statements. Except as disclosed in writing to the Underwriters, (i) no issues have been raised (and are currently pending) by any taxing authority in connection with any of the returns or taxes asserted as due from the Company or its Subsidiaries, and (ii) no waivers of statutes of limitation with respect to the returns or collection of taxes have been given by or requested from the Company or its Subsidiaries. There are no tax liens against the assets, properties or business of the Company or its Subsidiaries. The term “taxes” means all federal, state, local, foreign and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees, assessments or charges of any kind whatever, together with any interest and any penalties, additions to tax or additional amounts with respect thereto. The term “returns” means all returns, declarations, reports, statements and other documents required to be filed in respect to taxes.

19

2.36 ERISA Compliance. The Company and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Company or its “ERISA Affiliates” (as defined below) are in compliance in all material respects with ERISA. “ERISA Affiliate” means, with respect to the Company, any member of any group of organizations described in Sections 414(b),(c),(m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Code”) of which the Company is a member. No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company or any of its ERISA Affiliates. No “employee benefit plan” established or maintained by the Company or any of its ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA). Neither the Company nor any of its ERISA Affiliates has incurred or reasonably expects to incur any material liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each “employee benefit plan” established or maintained by the Company or any of its ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and, to the knowledge of the Company, nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

2.37 Compliance with Laws. Each of the Company and its Subsidiaries: (A) is and at all times has been in compliance in all material respects with all statutes, rules, or regulations applicable to the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product manufactured or distributed by the Company (“Applicable Laws”), except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (B) has not received any FDA Form 483, notice of adverse finding, warning letter, untitled letter or other correspondence or notice from the U.S. Food and Drug Administration or any other governmental authority alleging or asserting noncompliance with any Applicable Laws or any licenses, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws (“Authorizations”); (C) possesses all material Authorizations and such Authorizations are valid and in full force and effect and are not in material violation of any term of any such Authorizations; (D) has not received written notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any governmental authority or third party alleging that any product operation or activity is in violation of any Applicable Laws or Authorizations and has no knowledge that any such governmental authority or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding; (E) has not received notice that any governmental authority has taken or is taking action to limit, suspend, modify or revoke any Authorizations; (F) has filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and correct in all material respects on the date filed (or were corrected or supplemented by a subsequent submission); and (G) has not, either voluntarily or involuntarily, initiated, conducted, or issued or caused to be initiated, conducted or issued, any recall, market withdrawal or replacement, safety alert, post-sale warning, “dear doctor” letter, or other notice or action relating to the alleged lack of safety or efficacy of any product or any alleged product defect or violation and, to the Company’s knowledge, no third party has initiated, conducted or intends to initiate any such notice or action.

20

2.38 Environmental Laws. Each of the Company and its Subsidiaries is in compliance with all foreign, federal, state and local rules, laws and regulations relating to the use, treatment, storage and disposal of hazardous or toxic substances or waste and protection of health and safety or the environment which are applicable to its business (“Environmental Laws”), except where the failure to comply would not, singularly or in the aggregate, result in a Material Adverse Effect. There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission, or other release of any kind of toxic or other wastes or other hazardous substances by, due to, or caused by the Company or its Subsidiaries (or, to the Company’s knowledge, any other entity for whose acts or omissions the Company or any of its Subsidiaries is or may otherwise be liable) upon any of the property now or previously owned or leased by the Company or any of its Subsidiaries, or upon any other property, in violation of any law, statute, ordinance, rule, regulation, order, judgment, decree or permit or which would, under any law, statute, ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability, except for any violation or liability which would not have, singularly or in the aggregate with all such violations and liabilities, a Material Adverse Effect; and there has been no disposal, discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company has knowledge, except for any such disposal, discharge, emission, or other release of any kind which would not have, singularly or in the aggregate with all such discharges and other releases, a Material Adverse Effect. In the ordinary course of business, the Company conducts periodic reviews of the effect of Environmental Laws on its business and assets, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or governmental permits issued thereunder, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such reviews, the Company has reasonably concluded that such associated costs and liabilities would not have, singularly or in the aggregate, a Material Adverse Effect.

2.39 Real Property. Except as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company and its Subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real or personal property which are material to the business of the Company and its Subsidiaries taken as a whole, in each case free and clear of all liens, encumbrances, security interests, claims and defects that do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or its Subsidiaries; and all of the leases and subleases material to the business of the Company and its Subsidiaries, considered as one enterprise, and under which the Company or any of its Subsidiaries holds properties described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, are in full force and effect, and neither the Company nor any Subsidiary has received any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

21

2.40 Contracts Affecting Capital. There are no transactions, arrangements or other relationships between and/or among the Company, any of its Subsidiaries, any of its affiliates (as such term is defined in Rule 405 of the Securities Act Regulations) and any unconsolidated entity, including, but not limited to, any structured finance, special purpose or limited purpose entity that could reasonably be expected to materially affect the Company’s or its Subsidiaries’ liquidity or the availability of or requirements for their capital resources required to be described or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus which have not been described or incorporated by reference as required.

2.41 Loans to Directors or Officers. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company or its Subsidiaries to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

2.43 Potential Products; FDA; EMEA.

2.43.1 Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company possesses all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its business as currently conducted, including without limitation all such certificates, authorizations and permits required by the United States Food and Drug Administration (the “FDA”) or any other federal, state or foreign agencies or bodies engaged in the regulation of pharmaceuticals or biohazardous materials, except where the failure to so possess such certificates, authorizations and permits, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company has not received any written notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect.

2.43.2 Except to the extent disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company has not received any written notices or statements from the FDA, the European Medicines Agency (the “EMEA”) or any other governmental agency that (i) any drug candidate of the Company described in the Registration Statement, the Pricing Disclosure Package and the Prospectus (each a “Potential Product”) may or will be rejected or determined to be non-approvable; (ii) a delay in time for review and/or approval of a marketing authorization application or marketing approval application in any jurisdiction for any Potential Product is or may be required, requested or being implemented; (iii) one or more clinical studies for any Potential Product shall or may be requested or required in addition to the clinical studies submitted to the FDA prior to the date hereof as a precondition to or condition of issuance or maintenance of a marketing approval for any Potential Product; (iv) any license, approval, permit or authorization to conduct any clinical trial of or market any product or Potential Product of the Company has been, will be or may be suspended, revoked, modified or limited, except in the cases of clauses (i), (ii), (iii) and (iv) where such rejections, determinations, delays, requests, suspensions, revocations, modifications or limitations would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

22

2.43.3 Except to the extent disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, to the Company’s knowledge, the preclinical and clinical testing, application for marketing approval of, manufacture, distribution, promotion and sale of the products and Potential Products of the Company is in compliance, in all material respects, with all laws, rules and regulations applicable to such activities, including without limitation applicable good laboratory practices, good clinical practices and good manufacturing practices, except for such non-compliance as would not reasonably be expected to have, individually or in the aggregate, have a Material Adverse Effect. The descriptions of the results of such tests and trials contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus are complete and accurate in all material respects such that there would be no untrue statement of a material fact or omission of a material fact necessary to make the statements in the Registration Statement, the Pricing Disclosure Package and the Prospectus, in light of the circumstances under which they are made, not misleading. The Company is not aware of any studies, tests or trial the results of which reasonably call into question the results of the tests and trials conducted by or on behalf of the Company that are described or referred to in the Registration Statement, the Pricing Disclosure Package and the Prospectus. Except to the extent disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company has not received written notice of adverse finding, warning letter or clinical hold notice from the FDA or any non-U.S. counterpart of any of the foregoing, or any untitled letter or other correspondence or notice from the FDA or any other governmental authority or agency or any institutional or ethical review board alleging or asserting noncompliance with any law, rule or regulation applicable in any jurisdiction, except notices, letters, and correspondences and non-U.S. counterparts thereof alleging or asserting such noncompliance as would not reasonably be expected to have, individually or in the aggregate, have a Material Adverse Effect. Except to the extent disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company has not, either voluntarily or involuntarily, initiated, conducted or issued, or caused to be initiated, conducted or issued, any recall, field correction, market withdrawal or replacement, safety alert, warning, “dear doctor” letter, investigator notice, or other notice or action relating to an alleged or potential lack of safety or efficacy of any product or Potential Product of the Company, any alleged product defect of any product or Potential Product of the Company, or any violation of any material applicable law, rule, regulation or any clinical trial or marketing license, approval, permit or authorization for any product or potential product of the Company, and the Company is not aware of any facts or information that would cause it to initiate any such notice or action and has no knowledge or reason to believe that the FDA, the EMEA or any other governmental agency or authority or any institutional or ethical review board or other non-governmental authority intends to impose, require, request or suggest such notice or action.

23

2.44 Industry Data. The statistical and market-related data included in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus are based on or derived from sources that the Company reasonably and in good faith believes are reliable and accurate or represent the Company’s good faith estimates that are made on the basis of data derived from such sources.

2.45 Margin Securities. The Company owns no “margin securities” as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”), and none of the proceeds of Offering will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the shares of Common Stock to be considered a “purpose credit” within the meanings of Regulation T, U or X of the Federal Reserve Board.

2.46 Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus has been made or reaffirmed by the Company without a reasonable basis or has been disclosed by the Company other than in good faith.

2.47 Exchange Act Reports. The Company has filed in a timely manner all reports required to be filed pursuant to Sections 13(a), 13(e), and 14 of the Exchange Act during the preceding 12 months, except where the failure to timely file could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

2.48 Integration. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the Offering to be integrated with prior offerings by the Company for purposes of the Securities Act that would require the registration of any such securities under the Securities Act.

2.49 Confidentiality and Non-Competitions. To the Company’s knowledge, no director, officer, key employee or consultant of the Company or any of its Subsidiaries is subject to any confidentiality, non-disclosure, non-competition agreement or non-solicitation agreement with any employer or prior employer that could reasonably be expected to materially affect his ability to be and act in his respective capacity of the Company or be expected to result in a Material Adverse Effect.

2.50 Electronic Road Show. No filing of any “road show” (as defined in Rule 433(h) of the Securities Act Regulations) is required in connection with the Offering.

2.51 Minute Books. The minute books of the Company have been made available to the Underwriters and counsel for the Underwriters, and such books (i) contain a complete summary of all meetings and consents of the board of directors (including each board committee) and stockholders of the Company (or analogous governing bodies and interest holders, as applicable) since January 1, 2014 through the date of the latest meeting and consent, and (ii) accurately in all material respects reflect all transactions referred to in such minutes. There are no material transactions, agreements, dispositions or other actions of the Company that are not properly approved and/or accurately and fairly recorded in the minute books of the Company, as applicable.

24

2.52 Stabilization. Neither the Company nor, to its knowledge, any of its employees, directors or stockholders (without the consent of the Representative) has taken, directly or indirectly, any action designed to or that has constituted or that might reasonably be expected to cause or result in, under Regulation M of the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

2.53 Diligence Materials. The Company has provided to the Representative and to the legal counsel of the Representative all materials in response to the diligence request submitted to the Company or its counsel by the Representative.

3. Covenants of the Company. The Company covenants and agrees as follows:

3.1 Amendments to Registration Statement. The Company shall deliver to the Representative, prior to filing, any amendment or supplement to the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, Pricing Disclosure Package or Prospectus proposed to be filed after the date of this Agreement and not file any such amendment or supplement to which the Representative shall reasonably object in writing.

3.2 Federal Securities Laws.

3.2.1 Compliance. The Company, subject to Section 3.2.2, shall comply with the requirements of Rule 424(b) and Rule 430B of the Securities Act Regulations, and will notify the Representative promptly, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement or any amendment or supplement to any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus shall have been filed and when any post-effective amendment to the Registration Statement shall become effective; (ii) of the receipt of any comments from the Commission; (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus, or for additional information; (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment or of any order preventing or suspending the use of any Preliminary Prospectus, Pricing Disclosure Package or the Prospectus, or of the suspension of the qualification of the Securities and the Representative’s Warrant for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(d) or 8(e) of the Securities Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the Securities Act in connection with the Offering of the Securities and the Representative’s Warrant. The Company shall effect all filings required under Rule 424(b) of the Securities Act Regulations, in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and shall take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company shall use its best efforts to prevent the issuance of any stop order, prevention or suspension and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

25

3.2.2 Continued Compliance. The Company shall comply with the Securities Act, the Securities Act Regulations, the Exchange Act and the Exchange Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Registration Statement, the Pricing Disclosure Package and the Prospectus. If at any time when a prospectus relating to the Securities is (or, but for the exception afforded by Rule 172 of the Securities Act Regulations (“Rule 172”), would be) required by the Securities Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to (i) amend the Registration Statement in order that the Registration Statement will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, not misleading; (ii) amend or supplement the Pricing Disclosure Package or the Prospectus in order that the Pricing Disclosure Package or the Prospectus, as the case may be, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser or (iii) amend the Registration Statement or amend or supplement the Pricing Disclosure Package or the Prospectus, as the case may be, in order to comply with the requirements of the Securities Act or the Securities Act Regulations, the Company will promptly (A) give the Representative notice of such event; (B) prepare any amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement, the Pricing Disclosure Package or the Prospectus comply with such requirements and, a reasonable amount of time prior to any proposed filing or use, furnish the Representative with copies of any such amendment or supplement and (C) file with the Commission any such amendment or supplement; provided that the Company shall not file or use any such amendment or supplement to which the Representative or counsel for the Underwriters shall reasonably object. The Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request. The Company has given the Representative notice of any filings made pursuant to the Exchange Act or the Exchange Act Regulations within 48 hours prior to the Applicable Time. The Company shall give the Representative notice of its intention to make any such filing from the Applicable Time until the later of the Closing Date and the exercise in full or expiration of the Over-allotment Option specified in Section 1.2 hereof and will furnish the Representative with copies of the related document(s) a reasonable amount of time prior to such proposed filing and will not file or use any such document to which the Representative or counsel for the Underwriters shall reasonably object.

3.2.3 Exchange Act Registration. For a period of three (3) years after the date of this Agreement, the Company shall use its reasonable best efforts to maintain the registration of the shares of Common Stock under the Exchange Act. For a period of three (3) years after the date of this Agreement, the Company shall not deregister the shares of Common Stock under the Exchange Act without the prior written consent of the Representative.

26

3.2.4 Reserved.

3.3 Delivery to the Underwriters of Registration Statements. The Company has delivered or made available or shall deliver or make available to the Representative and counsel for the Representative, without charge, signed copies of the Registration Statement as originally filed and each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Underwriters, without charge, a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement, Preliminary Prospectus, Pricing Disclosure Package and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

3.4 Delivery to the Underwriters of Prospectuses. The Company has delivered or made available or will deliver or make available to each Underwriter, without charge, as many copies of each Preliminary Prospectus and Pricing Disclosure Package as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the Securities Act. The Company will furnish to each Underwriter, without charge, during the period when a prospectus relating to the Securities is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the Securities Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

3.5 Renewal of Registration Statement. The date of this Agreement is not more than three years subsequent to the initial effective date of the Registration Statement. If, immediately prior to the third anniversary of the such initial effective date of the Registration Statement (the “Registration Expiration Date”), any Securities remain unsold by the Underwriters and a prospectus is required to be delivered or made available by the Underwriters under the Securities Act, the Securities Act Regulations, the Exchange Act or the Exchange Act Regulations in connection with the sale of such Securities, the Company shall, prior to such Registration Expiration Date and subject to Section 3.2.2 above, file, if it has not already done so, a new shelf registration statement or, if it is eligible to do so, an automatic shelf registration statement relating to such Securities, and, if such registration statement is not an automatic shelf registration statement, shall use its best efforts to cause such registration statement to be declared effective within 180 days after the Registration Expiration Date, and shall take all other reasonable actions necessary or appropriate to permit the public offer and sale of such Securities to continue as contemplated in the expired registration statement relating to such Securities. In such event, references herein to the “Registration Statement” shall include such new shelf registration statement or automatic shelf registration statement, as the case may be.

27

3.6 Review of Financial Statements. For a period of five (5) years after the date of this Agreement, the Company, at its expense, shall cause its regularly engaged independent registered public accounting firm to review (but not audit) the Company’s financial statements for each of the three fiscal quarters immediately preceding the announcement of any quarterly financial information.

3.7 Listing. The Company shall use its reasonable best efforts to maintain the listing of the shares of Common Stock (including the Securities) on the Exchange for at least three years from the date of this Agreement, subject to compliance with the Exchange’s listing requirements.

3.8 Financial Public Relations Firm. As of the Closing Date, the Company shall have retained a financial public relations firm reasonably acceptable to the Representative and the Company, which shall initially be Jenene Thomas Communications, LLC, which firm shall be experienced in assisting issuers in public offerings of securities and in their relations with their security holders, and shall retain such firm or another firm reasonably acceptable to the Representative for a period of not less than two (2) years after the date of this Agreement.

3.9 Reports to the Representative.

3.9.1 Periodic Reports, etc. For a period of three (3) years after the date of this Agreement, the Company shall furnish to the Representative copies of such financial statements and other periodic and special reports as the Company from time to time furnishes generally to holders of any class of its securities and also promptly furnish to the Representative: (i) a copy of each periodic report the Company shall be required to file with the Commission under the Exchange Act and the Exchange Act Regulations; (ii) a copy of every press release and every news item and article with respect to the Company or its affairs which was released by the Company; (iii) a copy of each Form 8-K prepared and filed by the Company; (iv) five copies of each registration statement filed by the Company under the Securities Act; and (v) such additional documents and information with respect to the Company and its Subsidiaries and the affairs of any future subsidiaries of the Company as the Representative may from time to time reasonably request; provided the Representative shall sign, if requested by the Company, a Regulation FD compliant confidentiality agreement which is reasonably acceptable to the Representative and Representative Counsel in connection with the Representative’s receipt of such information. Documents filed with the Commission pursuant to its EDGAR system or otherwise publicly filed or made available shall be deemed to have been delivered to the Representative pursuant to this Section 3.9.1.

3.9.2 Transfer Agent; Transfer Sheets. For a period of three (3) years after the date of this Agreement, the Company shall retain a transfer agent and registrar acceptable to the Representative (the “Transfer Agent”) and shall furnish to the Representative at the Company’s sole cost and expense such transfer sheets of the Company’s securities as the Representative may reasonably request, including the daily and monthly consolidated transfer sheets of the Transfer Agent and DTC. Equity Stock Transfer is acceptable to the Representative to act as Transfer Agent for the shares of Common Stock.

28

3.9.3 Trading Reports. For a period of three (3) years after the Securities are listed on the Exchange, the Company shall provide to the Representative, at the Company’s expense, such reports published by the Exchange relating to trading of the Securities, as the Representative shall reasonably request.

3.10 Payment of Expenses. The Company hereby agrees to pay on each of the Closing Date and the Option Closing Date, if any, to the extent not paid at the Closing Date, all expenses incident to the performance of the obligations of the Company under this Agreement, including, but not limited to: (a) all filing fees relating to the registration of the shares of Common Stock to be sold in the Offering (including the Over-allotment Shares) with the Commission; (b) all Public Filing System filing fees associated with the review of the Offering by FINRA; (c) all fees and expenses relating to the listing of such Securities on the Exchange and such other stock exchanges as the Company and the Representative together determine; (d) all fees, expenses and disbursements relating to the registration or qualification of the Securities under the “blue sky” securities laws of such states and other jurisdictions as the Representative may reasonably designate (including, without limitation, all filing and registration fees); (e) all fees, expenses and disbursements relating to the registration, qualification or exemption of the Securities under the securities laws of such foreign jurisdictions as the Representative may reasonably designate; (f) the costs of all mailing and printing of the underwriting documents (including, without limitation, this Agreement, any Blue Sky Surveys and, if appropriate, any Agreement Among Underwriters, Selected Dealers’ Agreement, Underwriters’ Questionnaire and Power of Attorney), Registration Statements, Prospectuses and all amendments, supplements and exhibits thereto and as many preliminary and final Prospectuses as the Representative may reasonably deem necessary; (g) the costs and expenses of a public relations firm; (h) the costs of preparing, printing and delivering certificates representing the Securities; (i) fees and expenses of the Transfer Agent for the shares of Common Stock; (j) stock transfer and/or stamp taxes, if any, payable upon the transfer of securities from the Company to the Underwriters; (k) to the extent approved by the Company in writing, the costs associated with post-Closing advertising the Offering in the national editions of the Wall Street Journal and New York Times; (l) the fees and expenses of the Company’s accountants; (m) the fees and expenses of the Company’s legal counsel and other agents and representatives; (n) reimbursement for the fees and expenses of the Representative up to $150,000, including fees for Representative’s legal counsel not to exceed $75,000, the costs associated with the Underwriter’s use of Ipreo’s book-building, prospectus tracking and compliance software for the Offering, Representative’s actual accountable “road show” expenses for the Offering. fees, expenses and disbursements relating to background checks of the Company’s officers and directors and the costs associated with bound volumes of the public offering materials as well as commemorative mementos and lucite tombstones and (o) fees payable to a third party escrow agent, which may also be the Representative’s clearing agent, up to $5,000. The Representative may deduct from the net proceeds of the Offering payable to the Company on the Closing Date, or the Option Closing Date, if any, the expenses set forth herein to be paid by the Company to the Underwriters.

3.11 Non-accountable Expenses. The Company further agrees that, in addition to the expenses payable pursuant to Section 3.10, on the Closing Date it shall pay to the Representative, by deduction from the net proceeds of the Offering contemplated herein, a non-accountable expense allowance equal to one percent (1%) of the gross proceeds received by the Company from the sale of the Firm Shares (excluding the Option Shares), provided, however, that in the event that the Offering is terminated, the Company agrees to reimburse the Underwriters pursuant to Section 8.3 hereof.

29

3.12 Application of Net Proceeds. The Company shall apply the net proceeds from the Offering received by it in a manner consistent with the application thereof described under the caption “Use of Proceeds” in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

3.13 Delivery of Earnings Statements to Security Holders. The Company shall make generally available to its security holders as soon as practicable, but not later than the first day of the fifteenth (15th) full calendar month following the date of this Agreement, an earnings statement (which need not be certified by independent registered public accounting firm unless required by the Securities Act or the Securities Act Regulations, but which shall satisfy the provisions of Rule 158(a) under Section 11(a) of the Securities Act) covering a period of at least twelve (12) consecutive months beginning after the date of this Agreement.

3.14 Stabilization. Neither the Company nor, to its knowledge, any of its employees, directors or stockholders (without the consent of the Representative) shall take, directly or indirectly, any action designed to or that has constituted or that might reasonably be expected to cause or result in, under Regulation M of the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

3.15 Internal Controls. The Company shall use commercially reasonable efforts to maintain a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

3.16 Accountants. As of the date of this Agreement, the Company shall retain an independent registered public accounting firm reasonably acceptable to the Representative, and the Company shall continue to retain a nationally recognized independent registered public accounting firm for a period of at least three (3) years after the date of this Agreement. The Representative acknowledges that the Auditor is acceptable to the Representative.

3.17 FINRA. Prior to expiration of the Over-Allotment Option, the Company shall advise the Representative (who shall make an appropriate filing with FINRA) if it is or becomes aware that (i) any officer or director of the Company, (ii) any beneficial owner of 5% or more of any class of the Company’s securities or (iii) any beneficial owner of the Company’s unregistered equity securities which were acquired during the 180 days immediately preceding the filing of the Registration Statement is or becomes an affiliate or associated person of a FINRA member participating in the Offering (as determined in accordance with the rules and regulations of FINRA).

30

3.18 No Fiduciary Relationships. The Company hereby acknowledges that the Underwriters are acting solely as underwriters in connection with the offering contemplated hereby. The Company further acknowledge that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis and in no event do the parties intend that the Underwriters act or be responsible as a fiduciary to the Company, its management, shareholders, creditors or any other person in connection with any activity that the Underwriters may undertake or have undertaken in furtherance of the offering contemplated hereby, either before or after the date hereof. The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect. The Company hereby further confirms its understanding that no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto, including any negotiation related to the pricing of the Securities; and the Company has consulted its own legal and financial advisors to the extent it has deemed appropriate in connection with this Agreement and the offering contemplated hereby. The Company and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions, and that any opinions or views expressed by the Underwriters to the Company regarding such transactions, including but not limited to any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

3.19 Company Lock-Up Agreements.

3.19.1 Restrictions on Sales of Capital Stock. The Company, on behalf of itself and any successor entity, agrees that, without the prior written consent of the Representative, it will not, for a period of 90 days after the date of this Agreement (the “Lock-Up Period”), (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company; (ii) file or caused to be filed any registration statement with the Commission relating to the offering of any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company; (iii) complete any offering of debt securities of the Company, other than entering into a line of credit with a traditional bank; or (iv) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of capital stock of the Company, whether any such transaction described in clause (i), (ii), (iii) or (iv) above is to be settled by delivery of shares of capital stock of the Company or such other securities, in cash or otherwise. In addition, the Company, on behalf of itself and any successor entity, agrees that, without the prior written consent of the Representative, which consent will not be unreasonably withheld, it will not, for an additional period of 90 days from the end of the Lock-up Period (the “Extended Period”), issue any shares of Common Stock of the Company at a price lower than per Firm Share offering price, including issuance of shares of Common Stock in exchange for debt. The restrictions contained in this Section 3.19.1 shall not apply to (i) the shares of Firm shares and Option Shares to be sold hereunder, (ii) the issuance by the Company of shares of Common Stock upon the exercise of a stock option or warrant or the conversion of a security outstanding on the date hereof, of which the Representative has been advised in writing, (iii) the issuance of shares in a merger or acquisition transaction, or (iv) the issuance by the Company of stock options or shares of capital stock of the Company under any equity compensation plan of the Company. Provided, however, this Section 3.19 shall not apply if a certain investor (as provided in an engagement letter between the Company and the Representative dated March 5, 2018 (the “Engagement Letter”), or any affiliate purchases capital stock and he, them or it becomes a beneficial owner of 10% or more of the Company’s Common Stock (or the Company’s total equity) in a privately negotiated transaction.

31

3.19.2 Restriction on Continuous Offerings. Notwithstanding the restrictions contained in Section 3.19.1, the Company, on behalf of itself and any successor entity, agrees that, without the prior written consent of the Representative, it will not, for a period of 90 days after the date of this Agreement, directly or indirectly in any “at-the-market” or continuous equity transaction, offer to sell, sell, contract to sell, grant any option to sell or otherwise dispose of shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company. Furthermore, the Company, on behalf of itself and any successor entity, agrees that, without the prior written consent of the Representative, it will not, for a period of 180 days from the Lock-up Period, enter into any variable rate transactions, including converting debt to equity at a variable rate. For purposes of this Section 3.19.2, a “variable rate transaction” shall mean a transaction in which the Company issues or sells, or agrees to issue or sell any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of, Common Stock either (x) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Common Stock at any time after the initial issuance of such debt or equity securities, (y) with a fixed conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock (but excluding standard stock split anti-dilution provisions), or (z) under a warrant exercisable for a number of shares based upon and/or varying with the trading prices of or quotations for the Common Stock at any time after the initial issuance of such warrant. The Representative consents to the conversion of outstanding Convertible Notes into restricted shares of Common Stock at the purchase price set forth in Section 1.1(ii).

3.20 Release of D&O Lock-up Period. If the Representative, in its sole discretion, agrees to release or waive the restrictions set forth in the Lock-Up Agreements described in Section 2.26 hereof for an officer or director of the Company and provide the Company with notice of the impending release or waiver at least three (3) Business Days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by a press release substantially in the form of Exhibit C hereto through a major news service at least two (2) Business Days before the effective date of the release or waiver.

32

3.21 Blue Sky Qualifications. The Company shall use its best efforts, in cooperation with the Underwriters, if necessary, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representative may designate and to maintain such qualifications in effect so long as required to complete the distribution of the Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

3.22 Reporting Requirements. The Company, during the period when a prospectus relating to the Securities is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the Securities Act, will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act and Exchange Act Regulations. Additionally, the Company shall report the use of proceeds from the issuance of the Securities as may be required under Rule 463 under the Securities Act Regulations.

3.23 Press Releases. Prior to the Closing Date and any Option Closing Date, the Company shall not issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Representative is notified), without the prior written consent of the Representative, which consent shall not be unreasonably withheld, unless in the judgment of the Company and its counsel, and after notification to the Representative, such press release or communication is required by law.

3.24 Sarbanes-Oxley. The Company shall at all times comply with all applicable provisions of the Sarbanes-Oxley Act in effect from time to time; provided, however, that the Company shall use commercially reasonable efforts to comply with the provisions relating to disclosure controls and internal controls.

4. Conditions of Underwriters’ Obligations. The obligations of the Underwriters to purchase and pay for the Securities, as provided herein, shall be subject to (i) the continuing accuracy of the representations and warranties of the Company in all material respects as of the date hereof and as of each of the Closing Date and the Option Closing Date, if any; (ii) the accuracy of the statements of officers of the Company made pursuant to the provisions hereof; (iii) the performance by the Company in all material respects of its obligations hereunder; and (iv) the following conditions:

33

4.1 Regulatory Matters.

4.1.1 Effectiveness of Registration Statement; Rule 430B Information. The Registration Statement has been declared effective by the Commission under the Securities Act and, at each of the Closing Date and any Option Closing Date, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the Securities Act, no order preventing or suspending the use of any Preliminary Prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated by the Commission. The Company has complied with each request (if any) from the Commission for additional information. The Prospectus containing the Rule 430B Information shall have been filed with the Commission in the manner and within the time frame required by Rule 424(b) (without reliance on Rule 424(b)(8)) or a post-effective amendment providing such information shall have been filed with, and declared effective by, the Commission in accordance with the requirements of Rule 430B.

4.1.2 FINRA Clearance. On or before the date of this Agreement, the Representative shall have received clearance from FINRA as to the amount of compensation allowable or payable to the Underwriters as described in the Registration Statement.

4.1.3 Exchange Stock Market Clearance. On the Closing Date, the Company’s shares of Common Stock, including the Firm Shares, shall have been approved for listing on the Exchange, subject only to official notice of issuance. On the first Option Closing Date (if any), the Company’s shares of Common Stock, including the Option Shares, shall have been approved for listing on the Exchange, subject only to official notice of issuance.

4.2 Company Counsel Matters.

4.2.1 Closing Date Opinion of Counsel. On the Closing Date, the Representative shall have received the favorable opinion of Nason, Yeager, Gerson White & Lioce, P.A., counsel to the Company, dated the Closing Date and addressed to the Representative, in form of Exhibit D attached hereto.

4.2.2 On the Closing Date, the Representative shall have received the favorable opinion of Marshall, Gerstein & Borun LLP, intellectual property counsel to the Company, dated the Closing Date and addressed to the Representative, in form of Exhibit E attached hereto

4.2.3 Option Closing Date Opinions of Counsel. On the Option Closing Date, if any, the Representative shall have received the favorable opinions of each counsel listed in Section 4.2.1, dated the Option Closing Date, addressed to the Representative and in form and substance reasonably satisfactory to the Representative, confirming as of the Option Closing Date, the statements made by such counsels in their respective opinions delivered on the Closing Date.

34

4.2.4 Reliance. In rendering such opinions, such counsel may rely: (i) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to the Representative) of other counsel reasonably acceptable to the Representative, familiar with the applicable laws; and (ii) as to matters of fact, to the extent they deem proper, on certificates or other written statements of officers of the Company and officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company, provided that copies of any such statements or certificates shall be delivered to Representative Counsel if requested. The opinions of Nason, Yeager, Gerson White & Lioce, P.A. and Marshall, Gerstein & Borun LLP shall include a statement to the effect that they may be relied upon by Representative Counsel in any opinion delivered to the Underwriters.

4.3 Comfort Letters.

4.3.1 Cold Comfort Letter. At the time this Agreement is executed, the Representative shall have received a cold comfort letter containing statements and information of the type customarily included in accountants’ comfort letters with respect to the financial statements and certain financial information contained or incorporated or deemed incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, addressed to the Representative and in form and substance satisfactory in all respects to the Representative and to the Auditor, dated as of the date of this Agreement.

4.3.2 Bring-down Comfort Letter. At each of the Closing Date and the Option Closing Date, if any, the Representative shall have received from the Auditor a letter, dated as of the Closing Date or the Option Closing Date, as applicable, to the effect that the Auditor reaffirms the statements made in the letter furnished pursuant to Section 4.3.1, except that the specified date referred to shall be a date not more than three (3) business days prior to the Closing Date or the Option Closing Date, as applicable.

4.4 Officers’ Certificates.

4.4.1 Officers’ Certificate. The Company shall have furnished to the Representative a certificate, dated the Closing Date and any Option Closing Date (if such date is other than the Closing Date), of its Chief Executive Officer and Chief Financial Officer stating that (i) such officers have carefully examined the Registration Statement, the Pricing Disclosure Package, any Issuer Free Writing Prospectus and the Prospectus and, in their opinion, the Registration Statement and each amendment thereto, as of the Applicable Time and as of the Closing Date (or any Option Closing Date if such date is other than the Closing Date) did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Pricing Disclosure Package, as of the Applicable Time and as of the Closing Date (or any Option Closing Date if such date is other than the Closing Date), any Issuer Free Writing Prospectus as of its date and as of the Closing Date (or any Option Closing Date if such date is other than the Closing Date), the Prospectus and each amendment or supplement thereto, as of the respective date thereof and as of the Closing Date, did not include any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading, (ii) since the Applicable Time, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement, the Pricing Disclosure Package or the Prospectus, (iii) to the best of their knowledge after reasonable investigation, as of the Closing Date (or any Option Closing Date if such date is other than the Closing Date), the representations and warranties of the Company in this Agreement are true and correct and the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date (or any Option Closing Date if such date is other than the Closing Date), and (iv) there has not been, subsequent to the date of the most recent audited financial statements included or incorporated by reference in the Pricing Disclosure Package, any Material Adverse Effect in the financial position or results of operations of the Company, or any change or development that, singularly or in the aggregate, would involve a Material Adverse Effect or a prospective Material Adverse Effect, in or affecting the condition (financial or otherwise), results of operations, business, assets or prospects of the Company, except as set forth in the Prospectus.

35

4.4.2 Secretary’s Certificate. At each of the Closing Date and the Option Closing Date, if any, the Representative shall have received a certificate of the Company signed by the Secretary of the Company, dated the Closing Date or the Option Closing Date, as the case may be, respectively, certifying: (i) that each of the Charter and Bylaws is true and complete, has not been modified and is in full force and effect; (ii) that the resolutions of the Company’s Board of Directors relating to the Offering are in full force and effect and have not been modified; (iii) as to the accuracy and completeness of all correspondence between the Company or its counsel and the Commission; and (iv) as to the incumbency of the officers of the Company. The documents referred to in such certificate shall be attached to such certificate.

4.5 No Material Changes. Prior to and on each of the Closing Date and each Option Closing Date, if any: (i) there shall have been no Material Adverse Effect or development involving a prospective Material Adverse Effect in the condition or prospects or the business activities, financial or otherwise, of the Company from the latest dates as of which such condition is set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus; (ii) no action, suit or proceeding, at law or in equity, shall have been pending or threatened against the Company or any Insider before or by any court or federal or state commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may materially adversely affect the business, operations, prospects or financial condition or income of the Company, except as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus; (iii) no stop order shall have been issued under the Securities Act and no proceedings therefor shall have been initiated or threatened by the Commission; and (iv) the Registration Statement, the Pricing Disclosure Package and the Prospectus and any amendments or supplements thereto shall contain all material statements which are required to be stated therein in accordance with the Securities Act and the Securities Act Regulations and shall conform in all material respects to the requirements of the Securities Act and the Securities Act Regulations, and neither the Registration Statement, the Pricing Disclosure Package nor the Prospectus nor any Issuer Free Writing nor any amendment or supplement thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

36

4.6 No Material Misstatement or Omission. The Underwriters shall not have discovered and disclosed to the Company on or prior to the Closing Date and any Option Closing Date that the Registration Statement or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Underwriters, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the Registration Statement, the Pricing Disclosure Package, any Issuer Free Writing Prospectus or the Prospectus or any amendment or supplement thereto contains an untrue statement of fact which, in the opinion of such counsel, is material or omits to state any fact which, in the opinion of such counsel, is material and is necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

4.7 Corporate Proceedings. All corporate proceedings and other legal matters incident to the authorization, form and validity of each of this Agreement, the Registration Statement, the Pricing Disclosure Package, each Issuer Free Writing Prospectus, if any, and the Prospectus and all other legal matters relating to this Agreement and the transactions contemplated hereby and thereby shall be reasonably satisfactory in all material respects to Representative Counsel, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

4.8 Delivery of Lock-Up Agreements. On or before the date of this Agreement, the Company shall have delivered to the Representative executed copies of the Lock-Up Agreements from each of the persons listed in Schedule 3 hereto.

4.9 Representative’s Warrant. On the Closing Date, the Company shall have delivered to the Representative executed copies of the Representative’s Warrant.

4.10 Additional Documents. At the Closing Date and at each Option Closing Date (if any) Representative Counsel shall have been furnished with such documents and opinions as they may require for the purpose of enabling Representative Counsel to deliver an opinion to the Underwriters, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representative and counsel to the Representative.

37

5. Indemnification.

5.1 Indemnification of the Underwriters.

5.1.1 General. Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless each Underwriter, its affiliates and each of its and their respective directors, officers, members, employees, representatives and agents and each person, if any, who controls any such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively the “Underwriter Indemnified Parties,” and each an “Underwriter Indemnified Party”), against any and all loss, liability, claim, damage and expense whatsoever (including but not limited to any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, whether arising out of any action between any of the Underwriter Indemnified Parties and the Company or between any of the Underwriter Indemnified Parties and any third party, or otherwise) to which they or any of them may become subject under the Securities Act, the Exchange Act or any other statute or at common law or otherwise or under the laws of foreign countries, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in, or the omission or alleged omission to state a material fact required to be stated in or necessary to make the statements, in the light of the circumstances under which they were made, not misleading, in (i) the Registration Statement, the Pricing Disclosure Package, any Preliminary Prospectus, the Prospectus or in any Issuer Free Writing Prospectus (as from time to time each may be amended and supplemented); (ii) any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the Offering, including any “road show” or investor presentations made to investors by the Company (whether in person or electronically); or (iii) any application or other document or written communication (in this Section 5, collectively called “application”) executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Securities under the securities laws thereof or filed with the Commission, any state securities commission or agency, the Exchange or any other national securities exchange; unless such statement or omission was made in reliance upon, and in conformity with, the Underwriters’ Information. With respect to any untrue statement or omission or alleged untrue statement or omission made in the Registration Statement, Pricing Disclosure Package, or Prospectus, the indemnity agreement contained in this Section 5.1.1 shall not inure to the benefit of any Underwriter Indemnified Party to the extent that any loss, liability, claim, damage or expense of such Underwriter Indemnified Party results from the fact that a copy of the Prospectus was not given or sent to the person asserting any such loss, liability, claim or damage at or prior to the written confirmation of sale of the Securities to such person as required by the Securities Act and the Securities Act Regulations, and if the untrue statement or omission has been corrected in the Prospectus, unless such failure to deliver the Prospectus was a result of non-compliance by the Company with its obligations under Section 3.3 hereof.

5.1.2 Procedure. If any action is brought against an Underwriter Indemnified Party in respect of which indemnity may be sought against the Company pursuant to Section 5.1.1, such Underwriter Indemnified Party shall promptly notify the Company in writing of the institution of such action and the Company shall assume the defense of such action, including the employment of one law firm (subject to the reasonable approval of such Underwriter Indemnified Party) and payment of reasonable fees and expenses. Such Underwriter Indemnified Party shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter Indemnified Party unless (i) the employment of such counsel at the expense of the Company shall have been authorized in writing by the Company in connection with the defense of such action, or (ii) the Company shall not have employed counsel to defend such action, or (iii) such counsel shall have reasonably concluded that there may be defenses available to the indemnified party or parties which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events the reasonable fees and expenses of not more than one additional firm of attorneys selected by the Underwriter Indemnified Party shall be borne by the Company. Notwithstanding anything to the contrary contained herein, the Company shall have the right to approve the terms of any settlement of such action, which approval shall not be unreasonably withheld.

38

5.2 Indemnification of the Company. Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the foregoing indemnity from the Company to the several Underwriters, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Pricing Disclosure Package or Prospectus or any amendment or supplement thereto or in any application, in reliance upon, and in strict conformity with, the Underwriters’ Information. In case any action shall be brought against the Company or any other person so indemnified based on any Preliminary Prospectus, the Registration Statement, the Pricing Disclosure Package or Prospectus or any amendment or supplement thereto or any application, and in respect of which indemnity may be sought against any Underwriter, such Underwriter shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the several Underwriters by the provisions of Section 5.1.2. The Company agrees promptly to notify the Representative of the commencement of any litigation or proceedings against the Company or any of its officers, directors or any person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, in connection with the issuance and sale of the Securities or in connection with the Registration Statement, the Pricing Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus.

39

5.3 Contribution.

5.3.1 Contribution Rights. If the indemnification provided for in this Section 5 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 5.1 or 5.2 in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid, payable or otherwise incurred by such indemnified party as a result of such loss, claim, damage, expense or liability, or any action, investigation or proceeding, in respect thereof, as incurred (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and each of the Underwriters, on the other hand, from the Offering of the Securities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage, expense or liability, or any action, investigation or proceeding in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other, with respect to such Offering shall be deemed to be in the same proportion as the total net proceeds from the Offering of the Securities purchased under this Agreement (before deducting expenses) received by the Company, as set forth in the table on the cover of the Prospectus, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the shares of Common Stock purchased under this Agreement, as set forth in the table on the cover page of the Prospectus, on the other hand. The relative fault of the Company on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement, omission, act or failure to act; provided that the parties hereto agree that written information furnished to the Company through the Representative by or on behalf of any Underwriter for use in any Preliminary Prospectus, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, consists solely of the Underwriters’ Information. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 5.3.1 were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage, or liability, or action in respect thereof, referred to above in this Section 5.3.1 shall be deemed to include, for purposes of this Section 5.3.1, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5.3.1 in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the Offering of the Securities exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

5.3.2 Contribution Procedure. Within fifteen (15) days after receipt by any party to this Agreement (or its representative) of notice of the commencement of any action, suit or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party (“contributing party”), notify the contributing party of the commencement thereof, but the failure to so notify the contributing party will not relieve it from any liability which it may have to any other party other than for contribution hereunder. In case any such action, suit or proceeding is brought against any party, and such party notifies a contributing party or its representative of the commencement thereof within the aforesaid 15 days, the contributing party will be entitled to participate therein with the notifying party and any other contributing party similarly notified. Any such contributing party shall not be liable to any party seeking contribution on account of any settlement of any claim, action or proceeding affected by such party seeking contribution without the written consent of such contributing party. The contribution provisions contained in this Section 5.3.2 are intended to supersede, to the extent permitted by law, any right to contribution under the Securities Act, the Exchange Act or otherwise available. Each Underwriter’s obligations to contribute pursuant to this Section 5.3 are several and not joint.

40

6. Default by an Underwriter.

6.1 Default Not Exceeding 10% of Firm Shares or Option Shares. If any Underwriter or Underwriters shall default in its or their obligations to purchase the Firm Shares or the Option Shares, if the Over-allotment Option is exercised hereunder, and if the number of the Firm Shares or Option Shares with respect to which such default relates does not exceed in the aggregate 10% of the number of Firm Shares or Option Shares that all Underwriters have agreed to purchase hereunder, then such Firm Shares or Option Shares to which the default relates shall be purchased by the non-defaulting Underwriters in proportion to their respective commitments hereunder.

6.2 Default Exceeding 10% of Firm Shares or Option Shares. In the event that the default addressed in Section 6.1 relates to more than 10% of the Firm Shares or Option Shares, you may in your discretion arrange for yourself or for another party or parties to purchase such Firm Shares or Option Shares to which such default relates on the terms contained herein. If, within one (1) Business Day after such default relating to more than 10% of the Firm Shares or Option Shares, you do not arrange for the purchase of such Firm Shares or Option Shares, then the Company shall be entitled to a further period of one (1) Business Day within which to procure another party or parties satisfactory to you to purchase said Firm Shares or Option Shares on such terms. In the event that neither you nor the Company arrange for the purchase of the Firm Shares or Option Shares to which a default relates as provided in this Section 6, this Agreement will automatically be terminated by you or the Company without liability on the part of the Company (except as provided in Sections 3.9 and 5 hereof) or the several Underwriters (except as provided in Section 5 hereof); provided, however, that if such default occurs with respect to the Option Shares, this Agreement will not terminate as to the Firm Shares; and provided, further, that nothing herein shall relieve a defaulting Underwriter of its liability, if any, to the other Underwriters and to the Company for damages occasioned by its default hereunder.

6.3 Postponement of Closing Date. In the event that the Firm Shares or Option Shares to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, you or the Company shall have the right to postpone the Closing Date or Option Closing Date for a reasonable period, but not in any event exceeding five (5) Business Days, in order to effect whatever changes may thereby be made necessary in the Registration Statement, the Pricing Disclosure Package or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment to the Registration Statement, the Pricing Disclosure Package or the Prospectus that in the opinion of counsel for the Underwriter may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any party substituted under this Section 6 with like effect as if it had originally been a party to this Agreement with respect to such shares of Common Stock.

41

7. Additional Covenants.

7.1 Board Composition and Board Designations. The Company shall ensure as of the Closing Date that: (i) the qualifications of the persons serving as members of the Board of Directors and the overall composition of the Board comply with the Sarbanes-Oxley Act, with the Exchange Act and with the listing rules of the Exchange or any other national securities exchange, as the case may be, in the event the Company seeks to have its securities listed on another exchange, and (ii) if applicable, at least one member of the Audit Committee of the Board of Directors qualifies as an “audit committee financial expert,” as such term is defined under Regulation S-K and the listing rules of the Exchange.

7.2 Prohibition on Press Releases and Public Announcements. The Company shall not issue press releases or engage in any other publicity, without the Representative’s prior written consent, for a period ending at 5:00 p.m., Eastern time, on the first (1st) Business Day following the forty-fifth (45th) day after the Closing Date, other than normal and customary releases issued in the ordinary course of the Company’s business.

7.3 Right of First Refusal. Provided that the Firm Shares are sold in accordance with the terms of this Agreement, the Representative shall have an irrevocable right of first refusal (the “Right of First Refusal”), for a period of eight (8) months after the date the Offering is completed, to act as sole investment banker, sole book-runner, and/or sole placement agent, at the Representative’s sole discretion, for each and every future public and private equity and debt offering, including all equity linked financings (each, a “Subject Transaction”), during such eight (8) month period, of the Company, or any successor to or any current or future subsidiary of the Company, on terms and conditions customary to the Representative for such Subject Transactions. The Representative shall have the sole right to determine whether or not any other broker dealer shall have the right to participate in the Subject Transactions and the economic terms of such participation. For the avoidance of any doubt, the Company shall not retain, engage or solicit any additional investment banker, book-runner, financial advisor, underwriter and/or placement agent in a Subject Transaction without the express written consent of the Representative. The Company may sell securities directly to its directors and affiliates as provided in the Engagement Letter, so long as no broker-dealer is involved in such a transaction. Provided, however, this Section 7.3 shall not apply to any purchase referred to in Section 3.19.1.

The Company shall notify the Representative of its intention to pursue a Subject Transaction, including the material terms thereof, by providing written notice thereof by registered mail or overnight courier service addressed to the Representative. If the Representative fails to exercise its Right of First Refusal with respect to any Subject Transaction within ten (10) Business Days after the mailing of such written notice, then the Representative shall have no further claim or right with respect to the Subject Transaction. The Representative may elect, in its sole and absolute discretion, not to exercise its Right of First Refusal with respect to any Subject Transaction; provided that any such election by the Representative shall not adversely affect the Representative’s Right of First Refusal with respect to any other Subject Transaction during the six (6) month period agreed to above.

42

8. Effective Date of this Agreement and Termination Thereof.

8.1 Effective Date. This Agreement shall become effective when both the Company and the Representative have executed the same and delivered counterparts of such signatures to the other party.

8.2 Termination. The Representative shall have the right to terminate this Agreement at any time prior to any Closing Date, (i) if any domestic or international event or act or occurrence has materially disrupted, or in your opinion will in the immediate future materially disrupt, general securities markets in the United States; or (ii) if trading on the New York Stock Exchange or the Nasdaq Stock Market LLC shall have been suspended or materially limited, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required by FINRA or by order of the Commission or any other government authority having jurisdiction; or (iii) if the United States shall have become involved in a new war or an increase in major hostilities; or (iv) if a banking moratorium has been declared by a New York State or federal authority; or (v) if a moratorium on foreign exchange trading has been declared which materially adversely impacts the United States securities markets; or (vi) if the Company shall have sustained a material loss by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in your opinion, make it inadvisable to proceed with the delivery of the Firm Shares or Option Shares; or (vii) if the Company is in material breach of any of its representations, warranties or covenants hereunder; or (viii) if the Representative shall have become aware after the date hereof of such a Material Adverse Effect in the conditions or prospects of the Company, or such adverse material change in general market conditions as in the Representative’s judgment would make it impracticable to proceed with the offering, sale and/or delivery of the Securities or to enforce contracts made by the Underwriters for the sale of the Securities.

8.3 Expenses. Notwithstanding anything to the contrary in this Agreement, except in the case of a default by the Underwriters, pursuant to Section 6.2 above, in the event that this Agreement shall not be carried out for any reason whatsoever, within the time specified herein or any extensions thereof pursuant to the terms herein, the Company shall be obligated to pay to the Underwriters their actual and accountable out-of-pocket expenses related to the transactions contemplated herein then due and payable (including the fees and disbursements of Representative Counsel) and upon demand the Company shall pay the full amount thereof to the Representative on behalf of the Underwriters; provided, however, that such expense cap in no way limits or impairs the indemnification and contribution provisions of this Agreement. Notwithstanding the foregoing, any advance received by the Representative will be reimbursed to the Company to the extent not actually incurred in compliance with FINRA Rule 5110(f)(2)(C).

8.4 Indemnification. Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement, and whether or not this Agreement is otherwise carried out, the provisions of Section 5 shall remain in full force and effect and shall not be in any way affected by, such election or termination or failure to carry out the terms of this Agreement or any part hereof.

8.5 Representations, Warranties, Agreements to Survive. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or its Affiliates or selling agents, any person controlling any Underwriter, its officers or directors or any person controlling the Company or (ii) delivery of and payment for the Securities.

43

9. Miscellaneous.

9.1 Notices. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be mailed (registered or certified mail, return receipt requested), personally delivered or sent by facsimile transmission and confirmed and shall be deemed given when so delivered or faxed and confirmed or if mailed, two (2) days after such mailing.

If to the Representative:

A.G.P./Alliance Global Partners

590 Madison Avenue, 36th Floor

New York, New York 10022

Attention: Thomas J. Higgins

Email: Thiggins@Allianceg.com

with a copy (which shall not constitute notice) to:

Sichenzia Ross Ference Kesner LLP

1185 Avenue of the Americas, 37th Floor

New York, NY 10036

Attention: Marc Ross, Esq. and Tom Rose, Esq.

Fax No: (212) 930 9725

If to the Company:

Cocrystal Pharma, Inc.

1860 Montreal Road

Tucker, Georgia 30084

Attention: Gary Wilcox

Email: gwilcox@cocrystalpharma.com

with a copy (which shall not constitute notice) to:

Nason, Yeager, Gerson, White & Lioce, P.A.

3001 PGA Blvd., Suite 305

Palm Beach Gardens, Florida 33410

Attention: Michael D. Harris, Esq.

Email: mharris@nasonyeager.com

44

9.2 Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

9.3 Amendment. This Agreement may only be amended by a written instrument executed by each of the parties hereto.

9.4 Entire Agreement. This Agreement (together with the other agreements and documents being delivered pursuant to or in connection with this Agreement) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and thereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof. Notwithstanding anything to the contrary set forth herein, it is understood and agreed by the parties hereto that all other terms and conditions of the Engagement Letter shall remain in full force and effect.

9.5 Binding Effect. This Agreement shall inure solely to the benefit of and shall be binding upon the Representative, the Underwriters, the Company and the controlling persons, directors and officers referred to in Section 5 hereof, and their respective successors, legal representatives, heirs and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained. The term “successors and assigns” shall not include a purchaser, in its capacity as such, of securities from any of the Underwriters.

9.6 Governing Law; Consent to Jurisdiction; Trial by Jury. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflict of laws principles thereof. The Company hereby agrees that any action, proceeding or claim against it arising out of, or relating in any way to this Agreement shall be brought and enforced in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Any such process or summons to be served upon the Company may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 9.1 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding or claim. The Company agrees that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys’ fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor. The Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

9.7 Execution in Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto. Delivery of a signed counterpart of this Agreement by facsimile or email/pdf transmission shall constitute valid and sufficient delivery thereof.

9.8 Waiver, etc. The failure of any of the parties hereto to at any time enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor to in any way effect the validity of this Agreement or any provision hereof or the right of any of the parties hereto to thereafter enforce each and every provision of this Agreement. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Agreement shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

[Signature Page Follows]

45

If the foregoing correctly sets forth the understanding between the Underwriters and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.

Very truly yours,

COCRYSTAL PHARMA, INC.

By:	/s/ Gary Wilcox
Name:	Gary Wilcox
Title:	Chief Executive Officer

Confirmed as of the date first written above mentioned, on behalf of itself and as Representative of the several Underwriters named on Schedule 1 hereto:

A.G.P./ALLIANCE GLOBAL PARTNERS

By:	/s/ Thomas J. Higgins
Name:	Thomas J. Higgins
Title:	Managing Director, Investment Banking

46

EXHIBIT C

Form of Press Release

COCRYSTAL PHARMA, INC.

[Date]

Cocrystal Pharma, Inc. (the “Company”) announced today that A.G.P./Alliance Global Partners, acting as representative for the underwriters in the Company’s recent public offering of _______ shares of the Company’s common stock, is [waiving] [releasing] a lock-up restriction with respect to _________ shares of the Company’s common stock held by [certain officers or directors] [an officer or director] of the Company. The [waiver] [release] will take effect on _________, 2018, and the shares may be sold on or after such date.

This press release is not an offer or sale of the securities in the United States or in any other jurisdiction where such offer or sale is prohibited, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act of 1933, as amended.

Exhibit C